SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed  by  the  Registrant                             (X)
Filed  by  a  Party  other  than  the  Registrant      ( )

Check  the  appropriate  box:

( )     Preliminary  Proxy  Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
(X)     Definitive  Proxy  Statement
( )     Definitive  Additional  Materials
( )     Soliciting  Material  under  Section  240.14a-12

                               GTDATA CORPORATION
---------------------------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

---------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
 (X)     No  fee  required
 ( )     Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

1) Title of each class of securities to which transaction applies:

     2)  Aggregate  number  of  securities  to  which  transaction  applies:

     3)  Proposed  maximum  aggregate  value  of  transaction:

     4)  Total  fee  paid:

( )     Fee  paid  previously  with  preliminary  materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount  Previously  Paid:
     2)  Form,  Schedule  or  Registration  Statement  No.:
     3)  Filing  Party:
     4)  Date  Filed:

                               GTDATA CORPORATION
                               7045 Wild Wave Dr.
                             Las Vegas, Nevada 89131

                                                           December  29,  2003

Dear  Shareholder:

You are cordially invited to attend the special meeting of shareholders of GTDATA CORPORATION, which will be held at 10616 Eagle Nest Street, Las Vegas, Nevada on January 8, 2004 at 2:00 p.m. Pacific Time.

Details of the business to be conducted at the special meeting are given in the attached Notice of Special Meeting of Shareholders and Proxy Statement.

Whether or not you attend the special meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the special meeting and vote in person, you will of course have that opportunity.

On behalf of the board of directors, I would like to express our appreciation for your continued interest in the affairs of GTDATA CORPORATION.

                                         Sincerely,

                                         Robert  Genesi
                                         CEO  &  Director

                               GTDATA CORPORATION
                               7045 Wild Wave Dr.
                             Las Vegas, Nevada 89131
                            Telephone (702) 839-0724

              ____________________________________________________

                   NOTICE OF SPECIAL  MEETING OF SHAREHOLDERS

               ___________________________________________________

TO  THE  SHAREHOLDERS  OF  GTDATA  CORPORATION:

The special meeting of the shareholders of GTDATA CORPORATION will be held at 10616 Eagle Nest Street, Las Vegas, Nevada on January 8, 2004 at 2:00 p.m. Pacific Time, for the following purposes:

1. To vote upon a proposal to amend the articles of incorporation in order the authorize the board of directors to increase the number of authorized common shares from 12,500,000 shares to 250,000,000 shares; and

2. To transact any other business that may properly come before the meeting or any adjournment of the meeting.

Shareholders of record at the close of business on December 10, 2003 are entitled to notice of and to vote at the meeting. The Company's proxy statement to shareholders accompany this notice.

All  shareholders  are  invited  to  attend  the  meeting  in  person.

                                BY  ORDER  OF  THE  BOARD  OF  DIRECTORS,

                                Robert  Genesi,  CEO  &  Director

Las  Vegas,  Nevada
December  29,  2003



                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR STOCK AT THE MEETING IF YOU DESIRE TO DO SO, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION.

                               GTDATA CORPORATION
                               7045 Wild Wave Dr.
                             Las Vegas, Nevada 89131

                            Telephone (702) 839-0724

                ________________________________________________

                                 PROXY STATEMENT
                ________________________________________________

                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 8, 2004


NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY GTDATA CORPORATION OR ANY OTHER PERSON.

                            MATTERS TO BE CONSIDERED

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of GTDATA CORPORATION (the "Company") for use at the special meeting of the shareholders of the Company, or any adjournments thereof. The meeting will be held at 10616 Eagle Nest Street, Las Vegas, Nevada on January 8, 2004 at 2:00 p.m. Pacific Time, to approve amendment to the articles of incorporation.

Management knows of no other business that may properly come before the meeting. The above matters require for their approval the affirmative vote of a majority of the shares represented at a meeting at which a quorum is present.

This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about December 29, 2003.

                      RECORD DATE; SOLICITATION OF PROXIES

The board of directors of GTDATA CORPORATION has fixed the close of business on December 10, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting. At the record date, there were approximately 3,736,209 shares of common stock issued, outstanding, and entitled to vote at the meeting. Holders of common stock are entitled to one vote at the meeting for each share of common stock held of record on the record date. There are no separate voting groups or separate series of stock.

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by GTDATA CORPORATION and its directors, officers and employees (who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. GTDATA CORPORATION will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. GTDATA CORPORATION will bear the costs of the special meeting and of soliciting proxies therefor, including the cost of printing and mailing this proxy statement and related materials. GTDATA CORPORATION has spent approximately $1,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that GTDATA CORPORATION will spend an additional $500 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding GTDATA CORPORATION's proxies and related materials may be directed in writing to Robert Genesi CEO, at 7045 Wild Wave Dr., Las Vegas, Nevada 89131.

                            VOTE REQUIRED AND VOTING

Approval of the amendment to the articles of incorporation requires the affirmative at the meeting of a majority of all common shares issued and outstanding.

You can vote by either attending the meeting in person or by filling out and sending in your proxy. Shares of common stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted FOR the amendment to the articles of incorporation. Shares represented by proxies that have voted against the propositions presented at the meeting cannot be used to postpone or adjourn the meeting in order to solicit more votes for the proposition.

Brokers who hold shares in a street name have the authority to vote when they have not received instructions from the beneficial owners. Brokers who do not receive instructions, but who are present in person or by proxy at the meeting will be counted as present for quorum purposes.

                                  OTHER MATTERS

It is not expected that any matters other than those referred to in this proxy statement will be brought before the meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the meeting.

                               REVOCATION OF PROXY

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the corporate secretary of GTDATA

CORPORATION an instrument revoking the
proxy; (2) returning a duly executed proxy bearing a later date; or (3) attending the meeting and voting in person. Attendance at the meeting will not by itself constitute revocation of a proxy.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY TO THE CORPORATION AT 7045 WILD WAVE DR., LAS VEGAS, NEVADA 89131.

                                   PROPOSAL I

AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON STOCK FROM 12,500,000 SHARES TO 250,000,000 SHARES

REASON  FOR  THE  INCREASE  IN  AUTHORIZED  COMMON  STOCK

The Company has recently found it necessary to terminate its prior business operations and now finds it necessary to seek new business opportunities that it can acquire. Since the Company has limited or no liquid assets with which to make any such acquisition, it believes that it will be necessary to acquire future business interests through the issuance of capital stock. The company also believes that it will be necessary to acquire the capital necessary to continue business operations through the sale or issuance of equity capital. In order to acquire capital and make acquisitions, the Company will require an increase in shares outstanding.

At the present time the Company has approximately 8,763,791 shares that are authorized but not issued. Because of the current low stock price, and given the expected purchase price of any acquisition and cost of capital, management believes that the Company will need to issue significantly more shares that are currently authorized by not issued. To give the Company the financial flexibility that it needs to seek acquisitions and acquire working capital, management believes that it is necessary at this time to increase the number of shares authorized but not issued. This is the reason for the proposal to amend the articles of incorporation and increase the authorized capital of the Company.

The Board believes that the increase in the authorized shares will be well merited since it may result in the Company income producing assets. The Board believes that over the long term the impact of potential income producing assets may result in an increase in the company's valuation and stock price

THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION.

                           BENEFICIAL STOCK OWNERSHIP

The following table sets forth, as of September 30, 2003, the number of shares of GTDATA common stock owned by (1) each person or entity known to beneficially own more than 5% of the outstanding shares; (2) each of the officers named in the Summary Compensation Table; (3) each director; and (4) all directors and executive officers as a group.




                                                                           Number  of  Shares   Percentage
Name and Address                                                           Beneficially Owned  of Class (1)
________________________________________________________________________
First Wave Inc (2). . . . . . . . . . . . . . . . . . . . . . . . . . . .             937,500         27.3%
87 Front Street East
4th Floor, Suite 400
Toronto, Ontario  M5E-1B8

Robert Genesi (3) . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,066,039         28.5%
7045 Wild Wave Drive
Las Vegas, Nevada  89131

Ken Raina . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             125,000          3.3%
7045 Wild Wave Drive
Las Vegas, Nevada  89131

Anthony Giraudo (4) . . . . . . . . . . . . . . . . . . . . . . . . . . .             355,550         10.3%
625 Cochran Street
Las Vegas, Nevada  89131

General Pacific Partners (5). . . . . . . . . . . . . . . . . . . . . . .             345,834         10.1%
2333 East Pacific Coast Highway
Suite D
Newport Beach, CA  92625

All directors and executive . . . . . . . . . . . . . . . . . . . . . . .           1,191,039         31.8%
officers as a group (2 persons
named above)



 (1) The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended and the information is not necessarily indicative of beneficial ownership for any other purpose. Under this rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and any shares, which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person or entity has sole voting and investment power or shares voting and investment power with his or her spouse with respect to the shares shown as beneficially owned.

(2) First Wave Inc. is a third party investor who originally invested $375,000 in the Company via a convertible note in June 2001. First Wave Inc. converted the $375,000 note in September 2002 at a post-split conversion price of $0.40 per share.

(3) Includes 325,513 shares held directly, 707,192 shares held indirectly by Genesi Family Partnership, Ltd., and 33,334 stock options exercisable within sixty (60) days.

 (4) Includes 328,798 shares held directly, 23,418 shares held indirectly by the Giraudo Special 2000 Family Trust, and 3,334 stock options exercisable within sixty (60) days.

(5) General Pacific Partners (GPP) is a promoter/outside consultant who was hired by the Company in June 2002. In November 2002 GPP converted $115,000 of its fees into 287,500 shares of the Company's common stock, which equates to a post-split conversion price of $0.40 per share. In December 2002, GPP converted the final $35,000 of fees owed them into 58,334 shares of the Company's common stock, with the post-split conversion price equaling $0.60 per share.

                       WHERE YOU CAN FIND MORE INFORMATION

GTDATA CORPORATION is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. GTDATA CORPORATION files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE MEETING.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

Robert  Genesi
CEO  and  Director

                               GTDATA CORPORATION
                                      PROXY

                         SPECIAL MEETING OF SHAREHOLDERS
                                 JANUARY 8, 2004
                                      PROXY

The undersigned appoints Robert Genesi of GTDATA CORPORATION with full power of substitution, the attorney and proxy of the undersigned, to attend the special meeting of shareholders of GTDATA CORPORATION, to be held January 8, 2004, beginning at 2:00 p.m., Pacific Time, at 10616 Eagle Nest Street, Las Vegas, Nevada, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement sent to Shareholders, a copy of which has been received by the undersigned, as follows:

Please  mark your votes as indicated   [X]          Total Number of Shares Held:
______________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

1.     To  approve  the  amendments  to  the  articles  of  incorporation.

                      FOR  Amended  Articles     NOT  FOR  Amended  Articles
                          [_]                                [_]

In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY to 7045 Wild Wave Dr., Las Vegas, Nevada 89131. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please sign exactly as your name appears on your stock certificate(s).

Dated:  ________________,  200_


Signature(s)


X  _________________________




___________________________
SHAREHOLDER  (PRINT  NAME)


           PLEASE SIGN AND RETURN THIS PROXY PRIOR TO JANUARY 8, 2004.